INVESTOR PRESENTATION THIRD QUARTER 2024

2 CAUTIONARY STATEMENTS This presentation contains "forward-looking statements“ within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, certain statements may be contained in Colony Bankcorp, Inc's (the "Company") future filings with the Securities and Exchange Commission (the "SEC"), in press releases, and in oral and written statements made by or with the approval of the Company that are not statements of historical fact and constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Examples of forward-looking statements include, but are not limited to: (i) projections and/or expectations of revenues, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statement of plans and objectives of Colony Bankcorp, Inc. or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; (iv) statements regarding growth strategy, capital management, liquidity and funding and future profitability; and (v) statements of assumptions underlying such statements. Words such as “may”, “will”, “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: the impact of current and economic conditions, particularly those affecting the financial services industry, including the effects of declines in the real estate market, high unemployment rates, inflationary pressures, elevated interest rates (including the impact of prolonged elevated interest rates on our financial projections and models) and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; the risk of reductions in benchmark interest rates and the resulting impacts on net interest income; potential impacts of adverse developments in the banking industry highlighted by high-profile bank failures, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; risks arising from media coverage of the banking industry; risks arising from perceived instability in the banking sector; the risks of changes in interest rates and their effects on the level, cost, and composition of, and competition for, deposits, loan demand and timing of payments, the values of loan collateral, securities, and interest sensitive assets and liabilities; the ability to attract new or retain existing deposits, to retain or grow loans or additional interest and fee income, or to control noninterest expense; the effect of pricing pressures on the Company’s net interest margin; the failure of assumptions underlying the establishment of reserves for possible credit losses, fair value for loans and other real estate owned; changes in real estate values; the Company’s ability to implement its various strategic and growth initiatives; increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; changes in the prices, values and sales volumes of residential and commercial real estate; developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; legislation or regulatory changes which adversely affect the ability of the consolidated Company to conduct business combinations or new operations; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company's participation in and execution of government programs; significant turbulence or a disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; the effects of war or other conflicts including the impacts related to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; general risks related to the Company’s merger and acquisition activity, including risks associated with the Company’s pursuit of future acquisitions; the impact of generative artificial intelligence; fraud or misconduct by internal or external actors, and system failures, cybersecurity threats or security breaches and the cost of defending against them; a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding debt ceiling and the federal budget; a potential U.S. federal government shutdown and the resulting impacts; and general competitive, economic, political and market conditions or other unexpected factors or events. These and other factors, risks and uncertainties could cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward- looking statements.

3 (1) Community bank defined as having less than $10.0 billion in total assets and providing a full suite of consumer and commercial products. Source: FDIC (Federal Deposit Insurance Corporation) COMPANY PROFILE • Georgia’s largest community bank, headquartered outside of Atlanta(1) • $3.1 billion in assets as of September 30, 2024 • 34 locations in Georgia, 1 in Alabama and 1 in Florida • Diversification of revenue streams • Track record of solid organic growth • Increase in deposit franchise

6 Name Position Years In Banking Years With Colony Edward "Lee" Bagwell EVP, Chief Risk Officer and General Counsel 21 21 Leonard H. "Lenny" Bateman EVP, Chief Credit Officer 28 5 R. Dallis "D" Copeland, Jr. President 32 3 Kimberly Dockery EVP, Chief of Staff 18 6 T. Heath Fountain Chief Executive Officer 24 6 Derek Shelnutt EVP, Chief Financial Officer 10 3 EXECUTIVE LEADERSHIP TEAM

7 OBJECTIVES AND FOCUS • Achieve performance objectives in complementary lines of business • Maintain noninterest expense discipline to align with growth expectations • Achieve return on assets target of 1.00% • Focus on growing core deposits and customer relationships • Growing wallet share and revenue per customer using data advancements Short-Term Objectives Long-Term Objectives • 5 complementary lines of business > $1 million in net income • Improve efficiency through economies of scale • Return on assets in top quartile of peers • Continue to benefit from industry consolidation • Grow our customer base by 8 - 12% per year

8 COMPLEMENTARY LINES OF BUSINESS 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 (Dollars in thousands) Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Pre-tax Profit/ Loss Mortgage $ (263) $ 26 $ (13) $ 180 $ 346 SBSL (351) 686 1,109 1,674 1,819 Marine/RV Lending 100 16 (71) (58) 22 Merchant Services (35) (28) (37) 7 — Wealth Advisors 43 20 36 36 41 Insurance 123 56 56 4 33 TOTAL $ (383) $ 776 $ 1,080 $ 1,843 $ 2,261

9 SMALL BUSINESS SPECIALTY LENDING GROUP (Dollars in millions) Production and Sales Volume $34.5 $24.0 $35.6 $25.8 $30.1 $14.6 $18.0 $24.0 $27.0 $27.2 Production Sales 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 • SBSL hit its highest mark in production in the first quarter of 2024 • Consistent increase quarter over quarter in sales Loan Portfolio Breakdown - $98.4 million Construction 3% Commercial RE 55.1% Residential RE 10% Commercial, financial & agriculture 32.1%

10 MORTGAGE DIVISION (Dollars in millions) • Stable mortgage production relative to the continued market rate increases • Remain focused on secondary market products and gain on sale of mortgage loans • Continue to adjust staffing levels, delivery models and product set to maintain profitability $78.4 $45.3 $50.1 $65.1 $66.6 $53.3 $40.1 $36.6 $45.2 $57.8 Production Sales 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Production and Sales Volume

11 INNOVATION AND DATA STRATEGY • Successful digital banking implementation offering customers an elevated, seamless and convenient banking experience • Research and develop all potential technology-based opportunities • Increase customer wallet share through data gathering and analytics • Full implementation of Salesforce to influence a more complete customer relationship through targeted marketing • Implemented nCino to allow an upgrade of the customer loan experience and reduce operational friction, leading to increased production capacity and efficiency • Renewed core contract resulting in cost savings and enhanced flexibility for applying API-based technology and Fintech partnerships • Implement data warehouse to allow improved data usage across all lines of business

12 The current indicated annual rate is $0.45 per share, equating to a yield of 3.0%.(2) SHAREHOLDER FOCUSED DIVIDEND POLICY (1) The Board of Directors declared a dividend to be paid on its common stock on November 20, 2024, to shareholders of record as of the close of business on November 6, 2024. (2) Yield is based on closing stock price on October 21, 2024 of $15.19. Quarterly Dividend Payment $0.10 $0.1025 $0.1075 $0.11 $0.1125 2020 2021 2022 2023 2024(¹)

13 CAPITAL RATIOS 8.9% 9.2% 9.2% 9.4% 9.5% 12.5% 12.7% 13.0% 13.4% 13.7% 15.1% 15.4% 15.8% 16.2% 16.5% 11.4% 11.6% 11.9% 12.3% 12.5% Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024

14 STRENGTH IN OUR LIQUIDITY POSITION Significant liquidity sources (dollars in millions) FRB Reserves $ 117.1 Other Cash and Due from Banks 26.3 Unencumbered Securities 435.1 FHLB Borrowing Capacity 564.3 Fed Fund Lines 64.5 FRB Discount Window 118.8 Total Liquidity Sources $ 1,326.1 $24.2 $24.2 $24.2 $24.2 $24.2 $39.2 $39.2 $38.7 $38.8 $38.8 $185.0 $175.0 $155.0 $205.0 $185.0 Trust Preferred Securities Subordinated Debentures FRB Discount Window FHLB Borrowings 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Debt Funding* (dollars in millions) *Reported as of last day of each period As of September 30, 2024

15 23% 30% 35% 30% 31% Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int. Income/Total Income 2019 2020 2021 2022 2023 0% 20% 40% 60% 80% 100% ANNUAL NONINTEREST INCOME MIX *Wealth Management services commenced in 3rd quarter 2022 and is less than 1%

16 33% 33% 34% 34% 35% Service Charges & Fees Mortgage Loans & Related Fees SBA & Related Fees Insurance Division Merchant Services Wealth Management Interchange Income Other Total Non Int. Income/Total Income 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 0% 25% 50% 75% 100% QUARTERLY NONINTEREST INCOME MIX

17 1.00% 0.51% 0.19% 0.32% 1.76% Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits 2019 2020 2021 2022 2023 ANNUAL DEPOSIT MIX AND PRICING

18 2.00% 2.25% 2.36% 2.40% 2.54% Noninterest-bearing Interest-bearing Savings/money market Time Cost of interest-bearing deposits 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 QUARTERLY DEPOSIT MIX AND PRICING

19 AVERAGE DEPOSIT BALANCE PER ACCOUNT $14.1 $14.8 $14.0 $12.8 $13.0 $17.4 $18.8 $19.6 $19.6 $19.3 $32.9 $33.7 $35.0 $36.5 $37.5 $47.7 $46.6 $47.9 $48.4 $51.6 Noninterest-bearing Interest-bearing Savings/money market Time 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 DEPOSIT BALANCE DATA • Commercial/business is 13.4% of accounts and represents 43.3% of total deposits balance • Consumer is 86.6% of accounts and represents 56.7% of total deposits balance (excludes brokered and reciprocal deposits) as of September 30, 2024 (Dollars in thousands)

20 DIVERSITY OF BUSINESS DEPOSIT BASE As of September 30, 2024 Public Administration 20.7% Construction 13.6% Educational Services 5.8% Real Estate and Rental and Leasing 13.3% Other Services(except Public Administration) 6.3% Health Care and Social Assistance 2.8% Agriculture, Forestry, Fishing and Hunting, 2.3% Finance and Insurance, 16.5% Management of Companies and Enterprises, 0.3% Retail Trade, 3.2% Manufacturing, 3.9% Professional, Scientific, and Technical Services 3.9% Accommodation and Food Services 1.4% Wholesale Trade, 2.1% Transportation and Warehousing 1.5% All other, 2.4% As determined by customer provided NAICS Codes

21 Uninsured Deposits Estimate Adjusted Uninsured Deposits Estimate * Sep-23 Dec-23 Mar-24 Jun-24 Sep-24 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% UNINSURED DEPOSITS *Adjusted uninsured deposit estimate excludes deposits collateralized by public funds or internal accounts. All deposits are held at Colony Bank and include the Company's own funds.

22 LOAN PORTFOLIO BREAKDOWN As of September 30, 2024 $1,886.0 million Real Estate 82.7% Consumer and Other 4.5% Commercial 11.5% Agriculture 1.3% $1,558.6 million Multifamily real estate 4.8% Residential real estate 22.5% Construction 12.6% Farmland 4.5% Nonowner occupied real estate 33.9% Owner occupied real estate 21.7%

23 LOAN PORTFOLIO (Dollars in millions) Organic Loan Growth $1,865 $1,883 $1,859 $1,866 $1,886 Organic Purchased Loans 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 Residential Construction Loan Originations by Quarter $20.9 $4.1 $6.2 $4.7 $8.5 $47.5 $33.3 $43.2 $40.7 $47.3 Consumer Commercial 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 Weighted Average Loan to Values 70.6% 69.8% 72.4% 72.2% 72.9% 45.4% 45.0% 45.5% 47.7% 46.2% Residential Construction Non Owner Occupied Commercial Real Estate 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 $68.4 $37.4 $49.4 $45.4 $55.8 $9.9 $4.7 $18.6 $14.5 $28.5 $2.1 $2.6 $1.6 $1.1 $6.1 Permanent NOO CRE Commercial, Construction and Development Residential Construction 3Q2023 4Q2023 1Q2024 2Q2024 3Q2024 Commercial Real Estate Production

24 COMMERCIAL REAL ESTATE BY TYPE Retail 29% Multifamily 12% Office 11% Industrial & Warehouse 11% Hotel/Motel 9% Convenience Store 2% Daycare, 4% Civic/Event Center 4% Mini-warehouse, 8% Government Guaranteed:SBSL, 3% Specialty and Other, 7% Type Outstanding Balance Average Deal Size Retail $ 176,998 $ 1,351 Multifamily 74,880 1,144 Office 64,487 686 Industrial & Warehouse 67,699 1,058 Hotel/Motel 52,466 2,096 Convenience Store 10,260 645 Daycare 22,683 1,260 Civic/Event Center 26,663 2,222 Mini-warehouse 47,866 1,640 Government Guaranteed:SBSL 17,931 1,793 Specialty and Other 48,233 3,533 (Dollars in thousands) As of September 30, 2024

25 OFFICE PORTFOLIO BREAKDOWN • Total loans secured by office buildings - $168.2 million • Owner-occupied (OO) - 53.5% • Non owner-occupied (NOO) - 46.5% • Non-Recourse loans - $0 • Past dues 0.0% of total portfolio and 0.0% of office portfolio Offices by Number of Floors One Story Offices $98.1 Two Story Offices $52.3 Three Story+ Offices $17.8 —% 47.0% 50.9% 49.0% NOO Non-Recourse NOO Full Recourse OO Full Recourse Total Office September 30, 2024(dollars in millions) Weighted Average Loan to Value of Offices

26 INVESTMENT SECURITIES Description Book Value Percentage U.S. Agency MBS/CMO $ 326,004 37 % Municipal 258,148 30 % Private Label MBS 92,170 11 % U.S. Treasuries 98,131 11 % Corporates 53,330 6 % SBA and Asset-Backed Securities 23,022 3 % U.S. Government Agencies 17,368 2% (Dollars in thousands) Portfolio Composition September 30, 2024 Municipal Securities September 30, 2024 With a rating of at least: Number of Securities Book Value Market Value (HTM and AFS) Unrealized Loss AAA/Aaa 45 $ 65,965 $ 55,961 $ (10,004) AA+/Aa1 50 65,037 57,608 (7,429) AA/Aa2 49 95,039 82,810 (12,229) AA-/Aa3 18 31,431 27,568 (3,863) A+/A1 1 669 604 (65) Unrated 1 6 5 (1) TOTAL 164 $ 258,147 $ 224,556 $ (33,591)

27 INVESTMENT SECURITIES (Dollars in thousands) Rating: Number of Securities Book Value Market Value Unrealized Loss AAA 23 $ 74,034 $ 66,436 $ (7,598) Aa3 1 3,082 2,894 (188) NR 9 15,054 14,892 (162) TOTAL 33 $ 92,170 $ 84,222 $ (7,948) Private Label MBS September 30, 2024 Type Book Value Market Value Unrealized Loss Bank Sub-Debt/TPS $ 38,177 $ 33,961 $ (4,216) Other Corporates 15,153 13,740 (1,413) Total $ 53,330 $ 47,701 $ (5,629) Corporate Securities September 30, 2024

28 INVESTMENT SECURITIES As of: Average Life Effective Duration Book Yield 9/30/2023 7.67 5.43 2.61% 12/31/2023 7.41 5.23 2.57% 3/31/2024 7.37 5.20 2.52% 6/30/2024 6.96 4.89 2.50% 9/30/2024 6.62 4.86 2.37% Other Portfolio Metrics Unrealized Losses on Securities (in millions) AFS/HTM Available for Sale HTM 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 —% 25% 50% 75% 100% $64.3 $48.0 $48.3 $48.3 $37.2 $66.0 $43.8 $48.5 $49.6 $34.7 AFS HTM 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 Current base case assumptions and modeling suggest principal and interest cash flow from the investment portfolio estimated to be between $26 million and $30 million per quarter for the next 4 quarters

29 Q3 2024 INVESTMENT SECURITIES SALES •Sold securities with a fair value of $7.9 million •Transaction resulted in a loss on sale of $454 thousand •Combined book yield of 2.61% on sold securities •Conservative earnback estimates are approximately 2 years or less •Purpose of transaction was to restructure underperforming assets and reinvest at higher yields

30 INVESTMENT CONSIDERATIONS •Premier Southeast community bank located in growing markets •Core deposit funded with minimal reliance on wholesale funding •Diversified sources of revenue • Improving earnings outlook as new business lines and markets mature •Upside to tangible book value as unrealized losses improve •Deep leadership bench with a proven track record •Ability to manage expenses in an uncertain economy • Investing in technology and leveraging data for revenue growth

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